UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: May 20, 2024

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road San Carlos, CA	94070
(Address of principal executive offices)	(Zip Code)

(650) 817-9012
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PRST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement

On May 20, 2024, Presto Automation Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with several investors (the “Purchasers”) relating to the issuance and sale of an aggregate of 10,892,851 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) (the “Offering”).

Pursuant to the Purchase Agreement, the Company issued 10,892,851 shares of common stock at an offering price of $0.14. The aggregate gross proceeds to the Company from the Offering were approximately $1,525,000, before deducting estimated offering expenses payable by the Company. The Offering closed on May 22, 2024.

The Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-275112), which was previously filed with the Securities and Exchange Commission (the “SEC”) on October 20, 2023 and declared effective on October 30, 2023, and a prospectus supplement, dated May 20, 2024, and accompanying prospectus, dated October 30, 2023.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Anti-Dilution Adjustments

Anti-Dilution Impact of this Offering

The Offering triggered anti-dilution adjustment provisions in the (1) Securities Purchase Agreement, dated October 10, 2023, with Presto CA LLC (“CA”) (the “CA Purchase Agreement”), (2) warrants to purchase Common Stock of the Company initially issued to the Lenders (as defined below) on October 16, 2023 (as amended and restated, the “Third Amendment Conversion Warrants”), (3) warrants to purchase Common Stock of the Company initially issued to the Lenders on January 30, 2024 (as amended and restated, the “Fifth Amendment Conversion Warrants”) and (4) subordinated convertible notes issued on January 30, 2024 (the “January 2024 Notes”). A summary of the impact of these anti-dilution protections is set forth below:

Securityholder	Subject Security	Impact of Current Offering
CA	Common Stock	Issuance of 9,428,571 additional shares. Reduction of New Issuance Price from $0.25 to $0.14.
Lenders	Third Amendment Conversion Warrants	Increase in the number of shares underlying the Third Amendment Conversion Warrants from 24,000,000 to 42,857,143 shares. Reduction in the Applicable Price from $0.25 to $0.14.
	Fifth Amendment Conversion Warrants	Increase in the number of shares underlying the Fifth Amendment Conversion Warrants from 8,517,278 to 15,209,425 shares. Reduction in the Applicable Price from $0.25 to $0.14.
January 2024 Noteholders	January 2024 Notes	Issuance of an aggregate 28,285,714 additional shares underlying the principal of the January 2024 Notes. Reduction of Conversion Price from $0.25 to $0.14.

In addition, the Company and the purchasers from the Company’s November 2023 registered direct offering (the “November 2023 Purchasers”) that participated in this Offering have agreed to reinstate the anti-dilution provisions in their respective November 2023 purchase agreements, such that such anti-dilution provisions apply for any future issuances undertaken after this Offering that are below the Per Share Purchase Price (as defined in such agreements) of $0.25.

The foregoing summaries of the CA Purchase Agreement, the Third Amendment Conversion Warrants, the Fifth Amendment Conversion Warrants and the January 2024 Notes do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the applicable agreements filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of the Current Report on the Company’s Form 8-K filed with the SEC on May 16, 2024 is hereby incorporated by reference into this Item 3.02 in its entirety. The May Note was issued pursuant to the exemption from registration provided by Section 4(a)(2) under the Securities Act.

Item 8.01 Other Events

Amendment and Restatement of Third and Fifth Amendment Conversion Warrants

In connection with the previously-disclosed issuance of a subordinated convertible note in the principal amount of $1.5 million on May 16, 2024 (the “May Note”) and the Offering (together with the May Note, the “May Offering”), anti-dilution adjustments were triggered with respect to the Third Amendment Conversion Warrants and the Fifth Amendment Conversion Warrants.

The Third Amendment Conversion Warrants were originally issued on October 10, 2023 in connection with a third amendment to the Credit Agreement, dated as of September 21, 2022 (as subsequently amended, the “Credit Agreement”) with Metropolitan Levered Partners Fund VII, LP, Metropolitan Partners Fund VII, LP, Metropolitan Offshore Partners Fund VII, LP and CEOF Holdings LP (collectively, the “Lenders”) with Metropolitan Partners Group Administration, LLC, as agent (the “Agent”), and the other parties thereto. Upon the initial issuance, the Third Amendment Conversion Warrants entitled the Lenders to purchase 3,000,000 shares of the Company’s Common Stock at a purchase price of $0.01 per share. The Third Amendment Conversion Warrants have been subject to adjustments previously disclosed and, as a result of the May Offering, became exercisable for 42,857,143 shares of the Company’s common stock. The Third Amendment Conversion Warrants contained anti-dilution provisions relating to future issuances or deemed issuances of the Company’s common stock from October 16, 2023 through September 30, 2024. That period was extended through December 31, 2024.

The Fifth Amendment Conversion Warrants were originally issued on January 31, 2024 in connection with a fifth amendment to the Credit Agreement and, upon initial issuance, entitled the Lenders to purchase 5,323,298 shares of the Company’s common stock at a purchase price of $0.01 per share. The Fifth Amendment Conversion Warrants have been subject to adjustments previously disclosed and, as a result of the May Offering, became exercisable for 15,209,425 shares of the Company’s common stock. The Fifth Amendment Conversion Warrants contained anti-dilution provisions relating to future issuances or deemed issuances of the Company’s common stock from October 16, 2023 through September 30, 2024. That period was extended through December 31, 2024.

The foregoing summaries of the Third Amendment Conversion Warrants and the Fifth Amendment Conversion Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Third Amendment Conversion Warrants and the Fifth Amendment Conversion Warrants filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Liquidity Update

The Company projects that the net proceeds from the Offering, together with the Company’s other cash resources and projected revenues, are sufficient for the Company to sustain its operations through June 14, 2024. After that time, absent a further capital raise, and assuming the Lenders have not previously sold their loan, the Agent and Lenders will no longer be required to forbear from exercising rights and remedies against us under the Credit Agreement as a result of defaults under the Credit Agreement.

Forward Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “initiatives,” “continue,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this Form 8-K or as of the date they are made. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. In addition, the Company cautions you that the forward-looking statements contained in this Form 8-K are subject to risks and uncertainties, including but not limited to, the Company’s ability to secure additional capital resources, and those additional risks and uncertainties discussed under the heading “Risk Factors” in the Form 10-K filed by the Company with the SEC on October 11, 2023 and the other documents filed, or to be filed, by the Company with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that the Company has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Should one or more of the risks or uncertainties described in this Form 8-K materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Paul Hastings LLP
10.1	Form of Securities Purchase Agreement
10.2	Amended and Restated Warrant to Purchase Common Stock, dated May 16, 2024, by and between Presto Automation Inc. and Metropolitan Levered Partners Fund VII, LP (originally issued on January 30, 2024).
10.3	Amended and Restated Warrant to Purchase Common Stock, dated May 16, 2024, by and between Presto Automation Inc. and Metropolitan Partners Fund VII, LP (originally issued on January 30, 2024).
10.4	Amended and Restated Warrant to Purchase Common Stock, dated May 16, 2024, by and between Presto Automation Inc. and Metropolitan Offshore Partners Fund VII, LP (originally issued on January 30, 2024).
10.5	Amended and Restated Warrant to Purchase Common Stock, dated May 16, 2024, by and between Presto Automation Inc. and CEOF Holdings, LP(originally issued on January 30, 2024).
10.6	Amended and Restated Warrant to Purchase Common Stock, dated May 16, 2024, by and between Presto Automation Inc. and Metropolitan Levered Partners Fund VII, LP (originally issued on October 16, 2023).
10.7	Amended and Restated Warrant to Purchase Common Stock, dated May 16, 2024, by and between Presto Automation Inc. and Metropolitan Partners Fund VII, LP (originally issued on October 16, 2023).
10.8	Amended and Restated Warrant to Purchase Common Stock, dated May 16, 2024, by and between Presto Automation Inc. and Metropolitan Offshore Partners Fund VII, LP (originally issued on October 16, 2023).
10.9	Amended and Restated Warrant to Purchase Common Stock, dated May 16, 2024, by and between Presto Automation Inc. and CEOF Holdings, LP (originally issued on October 16, 2023).
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION, INC.

Date: May 22, 2024	By:	/s/ Susan Shinoff
		Name:	Susan Shinoff
		Title:	General Counsel and Corporate Secretary